Exhibit 99.1

FOR IMMEDIATE RELEASE

Financial Contact:                             Press Contact:

Suzanne Schmidt IDT Investor Relations Phone: (415) 217-4962 E-mail: suzanne@blueshirtgroup.com	Graham Robertson IDT Worldwide Marketing Phone: (408) 284-2644 E-mail: graham.robertson@idt.com

IDT REPORTS Q2 FISCAL YEAR 2015 FINANCIAL RESULTS
Q2 FY15 Revenue (from Continuing Operations) of $137.1M; up 8.5% Q/Q and 10.5% Y/Y
Q2 FY15 GAAP Diluted EPS (from Continuing Operations) of $0.16
Q2 FY15 Non-GAAP Diluted EPS of $0.20

SAN JOSE, Calif., October 27, 2014 - Integrated Device Technology, Inc. (IDT®) (NASDAQ: IDTI) today announced results for the fiscal second quarter ended September 28, 2014.
“The second fiscal quarter was a continuation of the strong momentum we saw last quarter, highlighted by the achievement of important business milestones across all focus areas and excellent financial results,” said Greg Waters, president and chief executive officer. “Second quarter revenue grew by 8.5 percent sequentially, driven by increasing demand for our products across each of our Communications, Computing, and Consumer end markets. Additionally, we achieved a significant number of design wins that set the stage for additional growth ahead. Along with excellent business and technology traction, our focus on operational excellence led to a non-GAAP operating margin of 23.7 percent and free cash flow equal to 30 percent of revenue for the quarter.”
“As we look ahead to the remainder of this fiscal year and beyond, we are optimistic about our prospects for success and remain focused on executing our growth strategies,” concluded Mr. Waters.

Recent Business Highlights - Communications

•	IDT introduced a family of IEEE 1588 time and frequency generator chips that reduce costs while meeting the synchronization needs of LTE-Advanced, wireless backhaul and heterogeneous networks.

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IDT expanded its SoC-friendly PCI Express® timing family with the addition of 1.5 V clock generators and clock multiplexers. Along with IDT’s 1.5 V buffers, the devices provide enterprise-level performance for space- and power-constrained designs.

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IDT added a family of synchronous Ethernet-tested devices to its portfolio of third-generation Universal Frequency Translators (UFT), enabling engineers to simplify complex clock trees through greater flexibility, features, performance and reusability.

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IDT continued the expansion of its rapidly growing radio frequency (RF) portfolio, including a high-performance variable gain amplifier; a dual mixer with low power consumption; and the company’s first RF switch, delivering industry-topping metrics for isolation and linearity.

Recent Business Highlights - Computing

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Orange Silicon Valley, a division of France’s Telecom-Orange, one of the world’s leading telecommunications operators, used IDT’s RapidIO interconnect switches and bridges as the processing platform to successfully test the viability of high-performance real-time analytics on social media traffic during the FIFA World Cup finals.

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At the Intel Developer Forum IDT announced that it had completed OEM and memory supplier qualification of its DDR4 chipset - including RDIMM and LRDIMM - on enterprise servers designed with the Intel® Xeon® processor E5-2600 v3 family.

Recent Business Highlights - Consumer

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IDT announced at the Intel Developer Forum that it is working closely with Intel on the development of “magnetic resonance” wireless charging technology, which enables the charging of multiple devices simultaneously and without the need for direct contact with a charger.

•	One of IDT’s wireless power transmitters was selected for the cutting-edge Kube Systems wireless charging stations available in select Marriott Hotels.
The following highlights the Company’s financial performance on both a GAAP and supplemental non-GAAP basis. The Company is pursuing the divestiture of its high speed data converter business and is in active discussions with potential buyers. For financial statement purposes, the high speed data converter business is classified as assets held for sale and is treated as discontinued operations for all periods presented. IDT has excluded results from the high speed data converter business from current and historical non-GAAP results. The Company provides supplemental information regarding its operating performance on a non-GAAP basis that excludes certain gains, losses and charges which occur relatively infrequently and which management considers to be outside our core operating results. Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results from continuing operations is attached to this press release.

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Revenue from continuing operations for the fiscal second quarter of 2015 was $137.1 million, compared with $126.3 million reported last quarter, and $124.0 million reported in the same period one year ago.

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GAAP net income from continuing operations for the fiscal second quarter of 2015 was $24.2 million, or $0.16 per diluted share, versus GAAP net income from continuing operations of $17.1 million or $0.11 per diluted share last quarter, and a GAAP net income from continuing operations of $87.4 million or $0.57 per share in the same period one year ago. Fiscal second quarter 2015 GAAP results include $1.7 million expense relating to amortization of intangible assets, $5.9 million in stock-based compensation expense, $0.7 million in accelerated depreciation and other restructuring related charges, and $0.8 million benefit in related tax effects.

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Non-GAAP net income for the fiscal second quarter of 2015 was $31.8 million or $0.20 per diluted share, compared with non-GAAP net income of $26.7 million or $0.17 per diluted share last quarter, and non-GAAP net income of $18.5 million or $0.12 per diluted share reported in the same period one year ago.

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GAAP gross profit from continuing operations for the fiscal second quarter of 2015 was $81.9 million, or 59.7 percent, compared with GAAP gross profit of $74.0 million or 58.6 percent last quarter, and $70.8 million, or 57.0 percent, reported in the same period one year ago. Non-GAAP gross profit for the fiscal second quarter of 2015 was $83.9 million, or 61.2 percent, compared with non-GAAP gross profit of $78.1 million, or 61.9 percent last quarter, and $73.8 million, or 59.5 percent, reported in the same period one year ago.

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GAAP R&D expense for the fiscal second quarter of 2015 was $30.7 million, compared with GAAP R&D expense of $32.1 million last quarter, and $38.9 million reported in the same period one year ago. Non-GAAP R&D expense for the fiscal second quarter of 2015 was $28.2 million, compared with non-GAAP R&D of $28.7 million last quarter, and $31.4 million in the same period one year ago.

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GAAP SG&A expense for the fiscal second quarter of 2015 was $26.8 million, compared with GAAP SG&A expense of $ 25.5 million last quarter, and $27.3 million in the same period one year ago. Non-GAAP SG&A expense for the fiscal second quarter of 2015 was $23.3 million, compared with non-GAAP SG&A expense of $22.1 million last quarter, and $22.9 million in the same period one year ago.

Webcast and Conference Call Information
Investors may listen to a live or replay webcast of the Company’s quarterly financial conference call at http://ir.idt.com/. The live webcast will begin at 1:30 p.m. Pacific time on October 27, 2014. The webcast replay will be available after 5 p.m. Pacific time on October 27, 2014.

Investors may also listen to the live call at 1:30 p.m. Pacific time on October 27, 2014 by calling (888) 428-9490 or (719) 325-2491. The access code is 9863312. The conference call replay will be available for one week after the event at (888) 203-1112 or (719) 457-0820. The access code is 9863312.

About IDT
Integrated Device Technology, Inc. develops system-level solutions that optimize its customers’ applications. IDT uses its market leadership in timing, serial switching and interfaces, and adds analog and system expertise to provide complete application-optimized, mixed-signal solutions for the communications, computing and consumer segments. Headquartered in San Jose, Calif., IDT has design, manufacturing, sales facilities and distribution partners throughout the world. IDT stock is traded on the NASDAQ Global Select Stock Market® under the symbol “IDTI.” Additional information about IDT is accessible at www.IDT.com. Follow IDT on Facebook, LinkedIn, Twitter, YouTube and Google+.

Forward Looking Statements
Investors are cautioned that forward-looking statements in this release, including but not limited to statements regarding demand for Company products, anticipated trends in Company sales, expenses and profits, involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and introduction of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company’s Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company’s Securities and Exchange Commission filings, including but not limited to the Annual

Report on Form 10-K for the fiscal year ended March 30, 2014. All forward-looking statements are made as of the date of this release and the Company disclaims any duty to update such statements.

Non-GAAP Reporting
To supplement its consolidated financial results presented in accordance with GAAP, IDT uses non-GAAP financial measures which are adjusted from the most directly comparable GAAP financial measures to exclude certain items, as described in detail below. Management believes that these non-GAAP financial measures reflect an additional and useful way of viewing aspects of the Company’s operations that, when viewed in conjunction with IDT’s GAAP results, provide a more comprehensive understanding of the various factors and trends affecting the Company’s business and operations. It should also be noted that IDT's non-GAAP information may be different from the non-GAAP information provided by other companies. Non-GAAP financial measures used by IDT include:

Cost of revenues;
    Gross profit;
Research and development expenses;
Selling, general and administrative expenses;
Interest income and other;
Provision (benefit) for income taxes, continuing operations
Operating income;
Net income from continuing operations;
Diluted net income per share, continuing operations; and
Weighted average shares outstanding - diluted

The Company presents non-GAAP financial measures because the investor community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company's future operating results. These non-GAAP results exclude acquisition related expense, restructuring and divestiture related costs (gain), share-based compensation expense, results from discontinued operations, stockholder expenses and certain other expenses and benefits. Management uses these non-GAAP measures to manage and assess the profitability of the business. These non-GAAP results are also consistent with the way management internally analyzes IDT's financial results.

There are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures. The non-GAAP financial measures supplement, and should be viewed in conjunction with, GAAP financial measures. Investors should review the reconciliations of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the accompanying press release.

As presented in the “Reconciliation of GAAP to Non-GAAP” tables in the accompanying press release, each of the non-GAAP financial measures excludes one or more of the following items:

Acquisition related. Acquisition-related charges are not factored into management’s evaluation of potential acquisitions or IDT’s performance after completion of acquisitions, because they are not related to the Company’s core operating performance. Adjustments of these items provide investors with a basis to compare IDT’s performance to other companies without the variability caused by purchase accounting. Acquisition-related expenses primarily include:

•	Amortization of acquisition related intangibles, which include acquired intangibles such as purchased technology, patents, customer relationships, trademarks, backlog and non-compete agreements.

•	Acquisition related costs such as legal, accounting and other professional or consulting fees directly related to an acquisition.

•	Fair market value adjustment to acquired inventory sold.

Restructuring related. Restructuring charges primarily relate to changes in IDT’s infrastructure in efforts to reduce costs and expenses (gains) associated with strategic divestitures and restructuring in force actions. Restructuring charges (gains) are excluded from non-GAAP financial measures because they are not considered core operating activities. Although IDT has engaged in various restructuring activities in the past, each has been a discrete event based on a unique set of business objectives. As such, management believes that it is appropriate to exclude restructuring charges (gains) from IDT’s non-GAAP financial measures as it enhances the ability of investors to compare the Company’s period-over-period operating results from continuing operations. Restructuring-related charges (gains) primarily include:

•	Severance and retention costs directly related to a restructuring action.

•	Facility closure costs consist of ongoing costs associated with the exit of our leased and owned facilities.

•	Gain on divestiture consists of gains recognized upon the strategic sale of business units.

•	Assets impairments including accelerated depreciation of certain assets no longer in use and impairment charge related to a note receivable and subsequent recoveries.

Other adjustments. These items are excluded from non-GAAP financial measures because they are not related to the core operating activities and on-going future operating performance of IDT. Excluding this data allows investors to better compare IDT’s period-over-period performance without such expense, which IDT believes may be useful to the investor community. Other adjustments primarily include:

•	Stock based compensation expense.

•	Compensation expense (benefit) - deferred compensation, consists of gains and losses on marketable equity securities related to our deferred compensation arrangements.

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Loss (gain) on deferred compensation plan securities represents the changes in the fair value of the assets in a separate trust that is invested in corporate owned life insurance under our deferred compensation plan.

•	Life insurance proceeds received, represents proceeds received under corporate owned life insurance under our deferred compensation plan.

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Tax effects of non-GAAP adjustments. Effective first quarter of fiscal 2015 the Company used a projected long-term non-GAAP tax rate of 4%. When projecting this long-term rate, the Company evaluated its current long-term projections, current tax structure and other factors such as the Company’s existing tax positions in various jurisdictions and key legislations in major jurisdictions where the company operates. The Company intends to re-evaluate this long-

term rate only on an annual basis. This long-term non-GAAP tax rate eliminates the effects of non-recurring and period specific items which can vary in size and frequency, and will provide better consistency within the interim reporting periods. This long-term rate could be subject to change for a variety of reasons, for example, significant structural changes in the geographic earnings mix including acquisition activity, or fundamental tax law changes in major jurisdictions where the Company operates.

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Diluted weighted average shares non-GAAP adjustment, for purposes of calculating non-GAAP diluted net income per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits of stock compensation expense attributable to future services not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury method.

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IDT and the IDT logo are trademarks or registered trademarks of Integrated Device Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Six Months Ended
	Sept. 28,	June 29,	Sept. 29,	Sept. 28,	Sept. 29,
	2014	2014	2013	2014	2013
Revenues	$137,093	$126,302	$124,047	$263,395	$241,511
Cost of revenues	55,217	52,293	53,286	107,510	104,628
Gross profit	81,876	74,009	70,761	155,885	136,883
Operating expenses:
Research and development	30,742	32,050	38,937	62,792	76,876
Selling, general and administrative	26,795	25,459	27,301	52,254	54,139
Total operating expenses	57,537	57,509	66,238	115,046	131,015

Operating income	24,339	16,500	4,523	40,839	5,868

Gain from divestiture	—	—	82,349	—	82,349
Other income, net	405	862	756	1,267	813
Income from continuing operations before income taxes	24,744	17,362	87,628	42,106	89,030
Provision for income taxes	498	251	217	749	118

Net income from continuing operations	24,246	17,111	87,411	41,357	88,912

Discontinued operations:
Gain from divestiture	—	16,840	—	16,840	—
Loss from discontinued operations	(9,747)	(12,153)	(3,935)	(21,900)	(7,799)
Provision for (benefit from) income taxes	57	(45)	(175)	12	(274)
Net income (loss) from discontinued operations	(9,804)	4,732	(3,760)	(5,072)	(7,525)

Net income	$14,442	$21,843	$83,651	$36,285	$81,387

Basic net income per share - continuing operations	$0.16	$0.11	$0.58	$0.28	$0.60
Basic net income (loss) per share - discontinued operations	(0.06)	0.04	(0.02)	(0.04)	(0.05)
Basic net income per share	$0.10	$0.15	$0.56	$0.24	$0.55

Diluted net income per share - continuing operations	$0.16	$0.11	$0.57	$0.27	$0.59
Diluted net income (loss) per share - discontinued operations	(0.07)	0.03	(0.03)	(0.03)	(0.05)
Diluted net income per share	$0.09	$0.14	$0.54	$0.24	$0.54

Weighted average shares:
Basic	148,683	149,283	149,814	148,983	148,157
Diluted	153,784	153,741	153,497	153,816	151,630

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (a)
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Six Months Ended
	Sept. 28,	June 29,	Sept. 29,	Sept. 28,	Sept. 29,
	2014	2014	2013	2014	2013

GAAP net income from continuing operations	$24,246	$17,111	$87,411	$41,357	$88,912
GAAP diluted net income per share - continuing operations	$0.16	$0.11	$0.57	$0.27	$0.59
Acquisition related:
Amortization of acquisition related intangibles	1,676	2,549	3,322	4,225	6,643
Acquisition related legal and consulting fees	—	—	240	—	708
Restructuring related:
Severance and retention costs	319	526	4,499	845	5,673
Facility closure costs	20	47	13	67	21
Gain from divestiture	—	—	(82,349)	—	(82,349)
Assets impairment and other	401	2,302	4,080	2,703	4,044
Other:
Stock-based compensation expense	5,929	4,962	2,320	10,891	7,140
Compensation expense (benefit) - deferred compensation plan	(242)	494	623	252	523
(Gain) loss on deferred compensation plan securities	245	(480)	(619)	(235)	(518)
Tax effects of Non-GAAP adjustments	(826)	(859)	(994)	(1,685)	(1,656)
Non-GAAP net income from continuing operations	$31,768	$26,652	$18,546	$58,420	$29,141
GAAP weighted average shares - diluted	153,784	153,741	153,497	153,816	151,630
Non-GAAP adjustment	2,128	1,867	3,065	2,017	2,836
Non-GAAP weighted average shares - diluted	155,912	155,608	156,562	155,833	154,466
Non-GAAP diluted net income per share - continuing operations	$0.20	$0.17	$0.12	$0.37	$0.19

GAAP gross profit	$81,876	$74,009	$70,761	$155,885	$136,883
Acquisition related:
Amortization of acquisition related intangibles	1,264	1,686	2,435	2,950	4,870
Restructuring related:
Severance and retention costs	96	23	86	119	87
Facility closure costs	—	—	4	—	6
Assets impairment and other	334	1,935	(38)	2,269	(74)
Other:
Compensation expense (benefit) - deferred compensation plan	(70)	147	192	77	161
Stock-based compensation expense	436	319	392	755	725
Non-GAAP gross profit	$83,936	$78,119	$73,832	$162,055	$142,658

GAAP R&D expenses:	$30,742	$32,050	$38,937	$62,792	$76,876
Restructuring related:
Severance and retention costs	(136)	(240)	(2,751)	(376)	(3,843)
Facility closure costs	—	—	(5)	—	(7)
Assets impairment and other	(67)	(367)	(4,118)	(434)	(4,118)
Other:
Compensation expense (benefit) - deferred compensation plan	114	(240)	(323)	(126)	(271)
Stock-based compensation expense	(2,464)	(2,521)	(383)	(4,985)	(2,698)
Non-GAAP R&D expenses	$28,189	$28,682	$31,357	$56,871	$65,939

GAAP SG&A expenses:	$26,795	$25,459	$27,301	$52,254	$54,139
Acquisition related:
Amortization of acquisition related intangibles	(412)	(863)	(887)	(1,275)	(1,773)
Acquisition related legal and consulting fees	—	—	(240)	—	(708)
Restructuring related:
Severance and retention costs	(87)	(263)	(1,662)	(350)	(1,743)
Facility closure costs	(20)	(47)	(4)	(67)	(8)
Other:
Compensation expense (benefit) - deferred compensation plan	58	(107)	(108)	(49)	(91)
Stock-based compensation expense	(3,029)	(2,122)	(1,545)	(5,151)	(3,717)
Non-GAAP SG&A expenses	$23,305	$22,057	$22,855	$45,362	$46,099

GAAP interest income and other, net	$405	$862	$756	$1,267	$813
(Gain) loss on deferred compensation plan securities	245	(480)	(619)	(235)	(518)
Non-GAAP interest income and other, net	$650	$382	$137	$1,032	$295

GAAP provision for income taxes - continuing operations	$498	$251	$217	$749	$118
Tax effects of Non-GAAP adjustments	826	859	994	1,685	1,656
Non-GAAP provision for income taxes - continuing operations	$1,324	$1,110	$1,211	$2,434	$1,774

(a) Refer to the accompanying “Notes to Non-GAAP Financial Measures” for a detailed discussion of Management’s use of non-GAAP financial measures.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	Sept. 28,	Mar. 30,
(In thousands)	2014	2014

ASSETS
Current assets:
Cash and cash equivalents	$105,020	$91,211
Short-term investments	384,493	362,604
Accounts receivable, net	77,437	68,904
Inventories	37,639	49,622
Prepaid and other current assets	10,688	13,034
Total current assets	615,277	585,375

Property, plant and equipment, net	65,765	69,827
Goodwill	135,644	135,644
Acquisition-related intangibles	7,882	18,741
Other assets	23,626	21,373
TOTAL ASSETS	$848,194	$830,960

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$27,002	$25,442
Accrued compensation and related expenses	28,456	24,343
Deferred income on shipments to distributors	15,497	14,006
Deferred taxes liabilities	1,440	1,346
Other accrued liabilities	14,605	11,525
Total current liabilities	87,000	76,662

Deferred tax liabilities	1,494	1,494
Long term income taxes payable	272	266
Other long term obligations	18,444	18,683
Total liabilities	107,210	97,105

Stockholders' equity	740,984	733,855

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$848,194	$830,960